UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange At of 1934

Date of Report (Date of earliest event reported): November 9, 2006

STRATEGIC INTERNET INVESTMENTS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	33-28188	84-1116458
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 250 - 1090 West Georgia Street,
Vancouver, B.C. Canada V6E 3V7
(Address of principal executive offices)

Registrant's telephone number, including area code: (604) 684-8662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[               ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[               ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[               ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[               ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

	A.	On October 31, 2006 the Company entered into a Private Placement Agreement with Ibrahim A. Alhabib and having received full subscription proceeds of US$80,000,00 issued 200,000 Common shares pursuant to Regulation S of the United States Securities and Exchange Commission.

	B.	Pursuant to a Finder’s Fee Agreement dated October 31, 2006 related to the above-noted Private Placement Agreement, the Company issued 100,000 Common shares to Khalil Ibrahim A-Albrahim.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2006	STRATEGIC INTERNET INVESTMENTS, INC.

/s/ Ralph Shearing
Ralph Shearing
President